UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): June 19, 2014

NEXT GENERATION MANAGEMENT CORP.
(Exact name of registrant as specified in charter)

Nevada	002-74785-B	88-0169543
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

4270 John Marr Drive, Annandale, Virginia  22003
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code: 703-372-1282

NEXT GENERATION ENERGY CORP.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 19, 2013, Next Generation Energy Corp. (the “Company”) changed its name to “Next Generation Management Corp.”  The new CUSIP for the Company is 65340V103.

Item 9.01  Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired.

 Not applicable

(b)    Pro forma financial information.

 Not applicable

(c)    Shell company transactions.

 Not applicable

(d)    Exhibits

Exhibit No.	Description of Exhibit

3.1	Articles of Merger by and between Next Generation Management Corp. and Next Generation Energy Corp.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT GENERATION MANAGEMENT CORP.

	By:	/s/ Darryl Reed
Darryl Reed
Date: June 19, 2014 Annandale, Virginia		Chief Executive Officer

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